                                                                    EXHIBIT 25.1


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM T-1

      STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

             CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
                          TRUSTEE PURSUANT TO SECTION
                                   305(b)(2)

                      WACHOVIA BANK, NATIONAL ASSOCIATION
              (Exact Name of Trustee as Specified in its Charter)

                                   22-1147033
                      (I.R.S. Employer Identification No.)

                301 S. COLLEGE STREET, CHARLOTTE, NORTH CAROLINA
                    (Address of Principal Executive Offices)

                                   28288-0630
                                   (Zip Code)

                      WACHOVIA BANK, NATIONAL ASSOCIATION
                             123 SOUTH BROAD STREET
                            PHILADELPHIA, PA  19109
                   ATTENTION: CORPORATE TRUST ADMINISTRATION
                                 (215) 670-6300
           (Name, address and telephone number of Agent for Service)

                          DICK'S SPORTING GOODS, INC.,

             (Exact Name of Obligator as Specified in its Charter)

                                    DELAWARE

         (State or other jurisdiction of Incorporation or Organization)

                                   16-1241537

                      (I.R.S. Employer Identification No.)

                               200 INDUSTRY DRIVE
                                 RIDC PARK WEST
                            PITTSBURGH, PENNSYLVANIA

                    (Address of Principal Executive Offices)

                                     15275
                                   (Zip Code)

                       SENIOR CONVERTIBLE NOTES DUE 2024
                        (Title of Indenture Securities)

1. General information.

Furnish the following information as to the trustee:

a) Name and address of each examining or supervisory authority to which it is subject:
     Comptroller of the Currency
     United States Department of the Treasury
     Washington, D.C. 20219

     Federal Reserve Bank
     Richmond, Virginia 23219

     Federal Deposit Insurance Corporation
     Washington, D.C. 20429

b)   Whether it is authorized to exercise corporate trust powers.

     Yes.

2. Affiliations with obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

3. Voting securities of the trustee.

Furnish the following information as to each class of voting securities of the trustee:

     Not applicable - see answer to Item 13.

4.   Trusteeships under other indentures.

If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, furnish the following information:

     Not applicable - see answer to Item 13.

5. Interlocking directorates and similar relationships with the obligor or underwriters.

If the trustee or any of the directors or executive officers of the trustee is a director, officer, partner, employee, appointee, or representative of the obligor or of any underwriter for the obligor, identify each such person having any such connection and state the nature of each such connection.

     Not applicable - see answer to Item 13.

7.   Voting securities of the trust owned by underwriters or their officials.

Furnish the following information as to the voting securities of the trustee owned beneficially by each underwriter for the obligor and each director, partner, and executive officer of each such underwriter:

        Not applicable - see answer to Item 13.

8. Securities of the obligor owned or held by the trustee.

Furnish the following information as to securities of the obligor owned beneficially or held as collateral security for obligations in default by the trustee:

        Not applicable - see answer to Item 13.

9. Securities of underwriters owned or held by the trustee.

If the trustee owns beneficially or holds as collateral security for obligations in default any securities of an underwriter for the obligor, furnish the following information as to each class of securities of such underwriter any of which are so owned or held by the trustee:

        Not applicable - see answer to Item 13.

10. Ownership or holdings by the trustee of voting securities of certain affiliates or security holders of the obligor.

If the trustee owns beneficially or holds as collateral security for obligations in default voting securities of a person who, to the knowledge of the trustee
(1) owns 10 percent or more of the voting stock of the obligor or (2) is an affiliate, other than a subsidiary, of the obligor, furnish the following information as to the voting securities of such person:

        Not applicable - see answer to Item 13.

11. Ownership or holdings by the trustee of any securities of a person owning 50% percent or more of the voting securities of the obligor.

If the trustee owns beneficially or holds as collateral security for obligations in default any securities of a person who, to the knowledge of the trustee, owns 50% percent or more of the voting securities of the obligor, furnish the following information as to each class of securities of such person any of which are so owned or held by the trustee:

        Not applicable - see answer to Item 13.

12. Indebtedness of the obligor to the trustee.

Except as noted in the instructions, if the obligor is indebted to the trustee, furnish the following information:

        Not applicable - see answer to Item 13.

13. Defaults by the obligor.

a) State whether there is or has been a default with respect to the securities under this indenture. explain the nature of any such default.

        None.

b) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.

        None.

14.  AFFILIATIONS WITH THE UNDERWRITERS.

IF ANY UNDERWRITER IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH
AFFILIATION.

     Not applicable - see answer to Item 13.

15.  FOREIGN TRUSTEE.

IDENTIFY THE ORDER OR RULE PURSUANT TO WHICH THE TRUSTEE IS AUTHORIZED TO ACT AS SOLE TRUSTEE UNDER INDENTURES QUALIFIED OR TO BE QUALIFIED UNDER THE ACT.

     Not applicable - trustee is a national banking association organized under the laws of the United States.

16.  LIST OF EXHIBITS.

LIST BELOW ALL EXHIBITS FILED AS PART OF THIS STATEMENT OF ELIGIBILITY.

___     1. Copy of Articles of Association of the trustee as now in effect.*

___     2. Copy of the Certificate of the Comptroller of the Currency dated
March 27, 2002, evidencing the authority of the trustee to transact business.*

___     3. Copy of the Certification of Fiduciary Powers of the trustee by the
Office of the Comptroller of the Currency dated March 27, 2002.*

___     4. Copy of existing by-laws of the trustee.**
        Not Applicable

___     5. Copy of each indenture referred to in Item 4, if the obligor is in default.
        Not Applicable

_X_     6. Consent of the trustee required by Section 321(b) of the Act.

_X_     7. Copy of report of condition of the trustee at the close of business on December 31, 2003, published pursuant to the requirements of its supervising authority.

___     8. Copy of any order pursuant to which the foreign trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the Act.
        Not Applicable

___     9. Consent to service of process required of foreign trustees pursuant to Rule 10a-4 under the Act.
        Not Applicable

------------------

    *Previously filed with the Securities and Exchange Commission on April 11, 2002 as an Exhibit to Form T-1 (in connection with Registration Statement File No. 333-86036) and is incorporated by reference herein.

    **Previously filed with the Securities and Exchange Commission on May 13, 2003 as an Exhibit to Form T-1 (in connection with Registration Statement File No. 333-105207) and is incorporated by reference herein.

                                   SIGNATURE

        Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, Wachovia Bank, National Association, a national banking association organized and existing under the laws of the United Sates of America, has duly caused this Statement of Eligibility and Qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Philadelphia and the Commonwealth of Pennsylvania, on the 27th day of April, 2004.

                                         WACHOVIA BANK, NATIONAL ASSOCIATION


                                         By:  /s/ Alan G. Finn
                                            ----------------------------
                                                  Alan G. Finn
                                                  Vice President

EXHIBIT T-6

                             CONSENT OF THE TRUSTEE

        Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, and in connection with the proposed issue of Dick's Sporting Goods, Inc., Senior Convertible Notes due 2024, Wachovia Bank, National Association, hereby consents that reports of examinations by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                         WACHOVIA BANK, NATIONAL ASSOCIATION


                                         By:  /s/ Alan G. Finn
                                            ----------------------------
                                                  Alan G. Finn
                                                  Vice President



Philadelphia, Pennsylvania

April 27, 2004

EXHIBIT T-7

                              REPORT OF CONDITION

Consolidating domestic and foreign subsidiaries of Wachovia Bank, N.A., at the close of business on December 31, 2003, published in response to call made by Comptroller of the Currency, under title 12, United States Code, Section 161. Charter Number 1 Comptroller of the Currency.

STATEMENT OF RESOURCES AND LIABILITIES

                                     ASSETS

                               Thousand of Dollars
                               -------------------

Cash and balance due from depository institutions:

    Noninterest-bearing balances and currency and coin .............................................  12,097,000
    Interest-bearing balances ......................................................................     700,000
Securities .........................................................................................
    Held-to-maturity securities (from Schedule RC-B, column A) .....................................           0

    Available-for-sale securities (from Schedule RC-B, column D) ...................................  97,451,000
Federal funds sold and securities purchased under agreements to resell .............................           0
Federal funds sold in domestic offices .............................................................     464,000
Securities purchased under agreements to resell ....................................................   4,667,000
Loans and lease financing receivables (from Schedule RC-C):
    Loan and leases held for sale ..................................................................  13,152,000
    Loan and leases, net of unearned income ........................................................ 162,784,000
    LESS: Allowance for loan and lease losses ......................................................   2,434,000
    LESS: Allowance transfer risk reserve ..........................................................           0
    Loans and leases, net of unearned income and allowance (item 4.b misus 4.c) .................... 160,350,000
Tranding assets (from Schedule RC-D) ...............................................................  24,824,000
Premises and fixed assets (including capitalized leases) ...........................................   3,748,000
Other real estate owned (from Schedule RC-M) .......................................................     142,000
Investment in unconsolidated subsidiaries and associated companies (from Schedule RC-M) ............     866,000
Customer's liability to this bank on acceptances outstanding                                             854,000
Intangible assets
    Goodwill .......................................................................................   9,538,000
Other intangible assets (from Schedule RC-M) .......................................................   1,537,000
Other assets (from Schedule RC-F) ..................................................................  23,151,000

                TOTAL ASSETS ....................................................................... 353,541,000

                                   LIABILITIES

Deposit:
    In domestic offices ............................................................................   211,576,000
        Noninterest-bearing ........................................................................    14,797,000
        Interest-bearing ...........................................................................   196,779,000
    In foreign offices, Edge and Agreement subsidiaries, and IBF's (from Schedule RC-E, part II)....    14,252,000
        Noninterest-bearing ........................................................................        49,000
        Interest-bearing ...........................................................................    14,203,000
Federal funds purchased in domestic offices(2) .....................................................     4,363,000
Securities sold under agreements to repurchase(3) ..................................................    24,808,000
Trading liabilities (from Schedule RC-D) ...........................................................    15,073,000

Other borrowed money (includes mortgage indebtedness and obligations under Capitalized
   leases)(from Schedule RC-M) .....................................................................    29,254,000
Bank's liability on acceptances executed and outstanding ...........................................       876,000
Subordinated notes and debentures ..................................................................     8,549,000
Other liabilities ..................................................................................    12,100,000
Total liabilities ..................................................................................   320,851,000
Minority Interest in consolidated subsidiaries .....................................................     2,301,000

                                 EQUITY CAPITAL

Perpetual preferred stock and related surplus ......................................................             0
Common Stock .......................................................................................       455,000
Surplus ............................................................................................    24,216,000
Retained Earnings ..................................................................................     4,415,000
Accumulated other comprehensive income .............................................................     1,303,000
Other Equity Capital components ....................................................................             0
Total equity capital (sum of Item 23 through 27) ...................................................    30,389,000
Total liabilities and equity capital (sum of items 21, 22 and 28) ..................................   353,541,000
